Exhibit 10.23

                                SECOND AMENDMENT
                                ----------------

         THIS SECOND AMENDMENT, dated as of April 30, 2001 (this "Amendment"),
                                                                  ---------
amends the Long Term Credit Agreement, dated as of September 2, 1999 (as previously amended, the "Credit Agreement"), among the Borrower, various
                         ----------------
subsidiaries thereof, various financial institutions and BANK OF AMERICA, N.A., as Administrative Agent. Terms defined in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used herein as defined therein.

         WHEREAS, the Company, the Lenders and the Administrative Agent have entered into the Credit Agreement; and

         WHEREAS, the parties hereto desire to amend the Credit Agreement in certain respects as more fully set forth below;

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1 Amendments. Subject to the satisfaction of the conditions
                   ----------
precedent set forth in Section 3, the Credit Agreement shall be amended as set
                       ---------
forth below:

         (a)      Amendment to Section 13.13.  Section 13.13 is amended in its
                  ---------------------------
entirety to read as follows:

                  13.13. Subsidiary Guaranty. The Company will take, and will
                         -------------------
         cause its Subsidiaries to take, such actions as are reasonably necessary or as the Administrative Agent may reasonably request (including delivery of authorization documents and customary opinions of counsel) so that as of May 1, 2001, and at all times thereafter (subject to the proviso below), all of the Company's obligations hereunder are guaranteed by Subsidiaries (other than Foreign Subsidiaries) that, in the aggregate together with the Company, own 90% or more of the consolidated assets of the Company and its Subsidiaries (excluding Foreign Subsidiaries) and earned 90% or more of the consolidated revenue of the Company and its Subsidiaries (excluding Foreign Subsidiaries) during the most recent period of four consecutive fiscal quarters (excluding the revenues of any Subsidiary or business unit which has been divested or liquidated on or prior to any date of determination), in each case pursuant to the Subsidiary Guaranty; provided that the provisions of this Section 13.13 shall
                   --------                             -------------
         cease to be effective (and thereafter no Subsidiary shall be obligated to guarantee the Company's obligations hereunder) on the first date after May 1, 2001 on which the Company's long term senior unsecured non-credit-enhanced public Debt is rated BBB or better by S&P and Baa2
                                                                       ---
         or better by Moody's.

         (b)      Amendment to Section 14.01.  Subsection (l) of Section 14.01
                  ---------------------------
is amended in its entirety to read as follows:

                  (i) at any time during which the Subsidiary Guaranty is required to be in effect pursuant to Section 13.13, the Subsidiary Guaranty
                                     -------------
shall cease to be in full force and effect with respect to any Subsidiary Guarantor (other than as a result of such Subsidiary Guarantor ceasing to be a Subsidiary pursuant to a transaction permitted hereunder), any Subsidiary Guarantor shall fail (subject to any applicable grace period) to comply with or to perform any applicable provision of the Subsidiary Guaranty, or any Subsidiary Guarantor (or any Person by, through or on behalf of such Subsidiary Guarantor) shall contest in any manner the validity, binding nature or enforceability of the Subsidiary Guaranty with respect to such Subsidiary Guarantor.

         SECTION 2 Representations and Warranties. The Company represents and
                   ------------------------------
warrants to the Lenders that (a) each of the representations and warranties of the Company set forth in the Credit Agreement is true and correct as of the date of the execution and delivery of this Amendment by the Company, with the same effect as if made on such date, (b) the execution and delivery by the Company of this Amendment and the performance by the Company of its obligations under the Credit Agreement, as amended hereby (as so amended, the "Amended
                                                                   -------
Credit Agreement"), (i) are within the powers of the Company, (ii) have been
----------------
duly authorized by all necessary action on the part of the Company, (iii) have received all necessary governmental approval and (iv) do not and will not contravene or conflict with (A) any provision of law or the certificate of incorporation or by-laws or other organizational documents of the Company or
(B) any agreement, judgment, injunction, order, decree or other instrument binding upon the Company or any of its Subsidiaries and (c) the Amended Credit Agreement is a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies.

         SECTION 3 Effectiveness. This Amendment shall become effective on the
                   -------------
date on which the Administrative Agent has received counterparts (or facsimiles thereof) of signature pages to this Amendment executed by the Company, the Required Lenders and the Administrative Agent.

         SECTION 4 Miscellaneous.

         (a) Continuing Effectiveness, etc. As herein amended, the Credit
             ------------------------
Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the effective date hereof, all references in the Credit Agreement and the Notes to "Credit Agreement", "Agreement" or similar terms shall refer to the Amended Credit Agreement.

         (b) Counterparts. This Amendment may be executed in any number of
             ------------
counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment.

         (c) Expenses. The Company agrees to pay the reasonable costs and
             --------
expenses of the Administrative Agent (including attorney's fees and expenses) in connection with the preparation, execution and delivery of this Amendment.

         (d) Governing Law.  This Amendment shall be a contract made under and
             -------------
governed by the internal laws of the State of Illinois applicable to contracts made and to be performed entirely within such State.

         (e) Successors and Assigns. This Amendment shall be binding upon the
             ----------------------
Company, the Lenders and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of the Company, the Lenders and the Administrative Agent and the respective successors and assigns of the Lenders and the Administrative Agent.

         Delivered at Chicago, Illinois as of the day and year first above written.

                                 PENTAIR, INC.


                                 By____________________________________________
                                 Title_________________________________________


                                 BANK OF AMERICA, N.A.,
                                 individually and as Administrative Agent


                                 By____________________________________________
                                 Title_________________________________________


                                 BANK ONE, NA (Main Office Chicago) (formerly known as The First National Bank of Chicago)


                                 By____________________________________________
                                 Title_________________________________________


                                 U.S. BANK NATIONAL ASSOCIATION


                                 By____________________________________________
                                 Title_________________________________________


                                 MORGAN GUARANTY TRUST COMPANY OF NEW YORK


                                 By____________________________________________
                                 Title_________________________________________

                                         S--1               Second Amendment to
                                                     Long Term Credit Agreement

                                 FIRST UNION NATIONAL BANK


                                 By____________________________________________
                                 Title_________________________________________


                                 THE INDUSTRIAL BANK OF JAPAN, LIMITED


                                 By____________________________________________
                                 Title_________________________________________

                                 By____________________________________________
                                 Title_________________________________________


                                 THE BANK OF TOKYO - MITSUBISHI, LTD.,
                                 CHICAGO BRANCH


                                 By____________________________________________
                                 Title_________________________________________

                                 By____________________________________________
                                 Title_________________________________________


                                 BANK HAPOALIM B.M.


                                 By____________________________________________
                                 Title_________________________________________


                                 By____________________________________________
                                 Title_________________________________________

                                         S--2               Second Amendment to
                                                     Long Term Credit Agreement

                                 CREDIT AGRICOLE INDOSUEZ


                                 By____________________________________________
                                 Title_________________________________________

                                 By____________________________________________
                                 Title_________________________________________


                                 CREDIT LYONNAIS CHICAGO BRANCH


                                 By____________________________________________
                                 Title_________________________________________

                                 By____________________________________________
                                 Title_________________________________________


                                 SUNTRUST BANK (formerly known as
                                 SunTrust Bank, Central Florida, N.A.)

                                 By____________________________________________
                                 Title_________________________________________


                                 WELLS FARGO BANK, NATIONAL
                                 ASSOCIATION


                                 By____________________________________________
                                 Title_________________________________________


                                 By____________________________________________
                                 Title_________________________________________

                                         S--3               Second Amendment to
                                                     Long Term Credit Agreement

                                 BANCA DI ROMA - CHICAGO BRANCH


                                 By____________________________________________
                                 Title_________________________________________

                                 By____________________________________________
                                 Title_________________________________________


                                 BANCA NAZIONALE DEL LAVORO S.p.A.
                                 NEW YORK BRANCH


                                 By____________________________________________
                                 Title_________________________________________


                                 By____________________________________________
                                 Title_________________________________________


                                 BANK OF MONTREAL


                                 By____________________________________________
                                 Title_________________________________________


                                 THE BANK OF NEW YORK


                                 By____________________________________________
                                 Title_________________________________________


                                 BNP PARIBAS (formerly known as Banque
                                 Nationale De Paris)


                                 By____________________________________________
                                 Title_________________________________________


                                 By____________________________________________
                                 Title_________________________________________

                                         S--4               Second Amendment to
                                                     Long Term Credit Agreement

                                 FIRSTAR BANK, N.A. (formerly known as Firstar Bank of Minnesota, N.A.)


                                 By____________________________________________
                                 Title_________________________________________


                                 FLEET NATIONAL BANK


                                 By____________________________________________
                                 Title_________________________________________


                                 MELLON BANK, N.A.


                                 By____________________________________________
                                 Title_________________________________________


                                 SANWA BANK LIMITED


                                 By____________________________________________
                                 Title_________________________________________

                                 By____________________________________________
                                 Title_________________________________________


                                 COMMERZBANK AKTIENGESELLSCHAFT, NEW YORK AND
                                 GRAND CAYMAN BRANCHES


                                 By____________________________________________
                                 Title_________________________________________


                                 By____________________________________________
                                 Title_________________________________________

                                         S--5               Second Amendment to
                                                     Long Term Credit Agreement

                                 MICHIGAN NATIONAL BANK


                                 By____________________________________________
                                 Title_________________________________________


                                 NATIONAL CITY BANK


                                 By____________________________________________
                                 Title_________________________________________


                                 BASNCO ESPIRITO SANTO, S.A. NEW YORK BRANCH


                                 By____________________________________________
                                 Title_________________________________________


                                 By____________________________________________
                                 Title_________________________________________

                                         S--6               Second Amendment to
                                                     Long Term Credit Agreement